EXHIBIT 10.1(b)(v)
                               ------------------

                                 AMENDMENT NO. 5
                               TO CREDIT AGREEMENT


         AMENDMENT NO. 5 (this "Amendment No. 5"), dated as of July 31, 2000, under the Credit Agreement dated as of June 30, 1997, by and among OGDEN CORPORATION, a Delaware corporation (the "Company"), the Signatory Lenders party thereto (the "Lenders") and THE BANK OF NEW YORK, as Agent (the "Agent"), as amended by Amendment No. 1 to Credit Agreement, dated as of August 18, 1999, Amendment No. 2 to Credit Agreement, dated as of December 20, 1999, Amendment No. 3 to Credit Agreement, dated as of March 31, 2000, and Amendment No. 4 to Credit Agreement, dated as of June 30, 2000 (the "Credit Agreement").

                                    RECITALS
                                    --------

         I. Capitalized terms used herein which are not herein defined shall have the respective meanings ascribed thereto in the Credit Agreement.

         II. The Company has requested that the Agent and the Lenders amend the Credit Agreement in certain respects and the Agent and the Lenders have advised the Company that they are willing to agree to the Company's request, subject to the terms and conditions set forth herein.

         Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT

         1.1 Additional Definitions. Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:

          "Amendment No. 5": Amendment No. 5 to Credit Agreement, dated as of July 31, 2000, among the Company, the Lenders party thereto and the Agent.

          "Amendment No. 5 Effective Date": the date on which the conditions set forth in Section 2.1 of Amendment No. 5 are satisfied.

          "Goldman Sachs Fund": the Goldman Sachs Financial Square Funds Prime Obligation Fund Institutional Shares.

         1.2 Section 1.1 of the Credit Agreement is amended by deleting in its entirety the text of the defined term "Operating Income" and substituting therefor the following:

          "Operating Income" net income before income taxes and minority interests of the Company and its Subsidiaries from continuing operations and for the purpose and only for the purpose of testing and determining compliance with Section 8.9 of this Agreement (a) including income from the 1999 Discontinued Operations, (b) excluding actual gains and losses resulting from the disposition of Property made pursuant to Section 8.6(iv), (c) excluding amounts not to exceed (1) for each 1999 Write-Off Event, the corresponding amount, pre-tax, set forth in the second column of
     Schedule 2 to Amendment No. 2 to the Credit Agreement, (2) $100,000,000 in the aggregate for all 1999 Write-Offs Events, (d) excluding write-offs associated with the Richard Ablon litigation not to exceed $23,000,000 in the aggregate, (e) excluding gains or losses arising from the 1999 Discontinued Operations and (f) excluding, without duplication, the write-offs and losses listed under "Corp. and Other" in Schedule D to Amendment No. 5.

         1.3 Section 1.1 of the Credit Agreement is amended by deleting in its entirety the text of the defined term "Shareholders' Equity" and substituting therefor the following:

          "Shareholders' Equity" all amounts which would, in conformity with GAAP, be included under shareholders' equity on a Consolidated balance sheet, plus, for the purpose and only for the purpose of determining and testing compliance with Section 8.5 of this Agreement, (a) actual losses when incurred (according to GAAP) in respect of the 1999 Write-Offs, not to exceed (i) for each 1999 Write-Off Event, the corresponding amount, after-tax, set forth in the third column of Schedule 2 to Amendment No. 2 to Credit Agreement and (ii) $70,000,000 after-tax, in the aggregate for all 1999 Write-Offs, (b) actual write-offs or losses when incurred (according to GAAP) in respect of the 1999 Discontinued Operations, and (c) the items listed under "Corp. and Other" in Schedule D to Amendment No. 5.

         1.4 Liquidity Subfacility Termination Date. The definition of "Liquidity Subfacility Termination Date" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the reference therein to "July 31, 2000" and substituting "September 30, 2000" therefor.

         1.5 Proceeds Disbursement Request. The definition of "Proceeds Disbursement Request" set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

          "Proceeds Disbursement Request": a notice of the Company in the form of Exhibit A to Amendment No. 4, specifying (i) the aggregate amount of Net Cash Proceeds requested to be disbursed from the Disbursement Account, (ii) the requested disbursement date, (iii) the intended use of such Net Cash Proceeds (including, without limitation, if such Net Cash Proceeds are intended to be used in connection with the Balaji Project or the Haripur Project) and (iv) the amount of the Balaji Reserve and the Haripur Reserve, in each case as of the date of such Proceeds Disbursement Request, and certifying, representing and warranting that (w) no Default or Event of Default has occurred and is continuing, (x) such Net Cash Proceeds shall be used in accordance with Paragraph 2.25(c) (or if such Net Cash Proceeds are to be used in connection with (1) the Balaji Project, that such Net Cash Proceeds shall be used to fund obligations of the Company or any of its Subsidiaries under the instruments, documents and agreements governing the Balaji Investment as in effect on the Amendment No. 4 Effective Date or to pay or secure reimbursement obligations of the Company in respect of the Balaji L/C or (2) the Haripur Project, that such Net Cash Proceeds shall be used to fund obligations of the Company or any of its Subsidiaries under the Merita Facility Agreement or the Haripur L/C), and (y) if such Net Cash Proceeds are to be used in connection with (1) the Balaji Project, after giving effect to the application of the requested disbursement the aggregate amount of Investments, Acquisitions and Capital Expenditures made or committed to be made by the Company and its Subsidiaries in the Balaji Project does not exceed $37,500,000 or (2) the Haripur Project, after giving effect to the application of the requested disbursement the aggregate amount of funds disbursed from the Disbursement Account applied in connection with the Haripur Project does not exceed $20,346,639.50.

         1.6 Projections. The definition of "Projections" set forth in Section
1.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

          "Projections": the projections of the Company dated July 18, 2000, delivered to the Agent and the Lenders and annexed to Amendment No. 5 as Schedule A.

         1.7 Release of Net Cash Proceeds from Disbursement Account. Section 2.25(c) of the Credit Agreement is hereby amended by adding the following at the end thereof:

          All Net Cash Proceeds released from the Disbursement Account shall be used by the Company in accordance with and for the purposes and in the amounts set forth in the Projections for each division of the Company (i.e., Corporate, Services, Aviation, Entertainment or Energy) for the two month period from August 1, 2000 through September 30, 2000 and for each month thereafter set forth in the Projections; provided, however, (i) except as otherwise set forth in this proviso or permitted by paragraph 8.14 of this Agreement, all Net Cash Proceeds released from the Disbursement Account used to make Investments and Acquisitions shall be used for the purposes and in the amounts set forth in each line item for the two month period from August 1, 2000 through September 30, 2000 and for each month thereafter set forth in the Projections, (ii) if such Net Cash Proceeds are to be used in connection with the Balaji Project, such Net Cash Proceeds shall be used to fund obligations of the Company or any of its Subsidiaries under the instruments, documents and agreements governing the Balaji Investment as in effect on the Amendment No. 4 Effective Date or to pay or secure reimbursement obligations of the Company in respect of the Balaji L/C, and (iii) if such Net Cash Proceeds are to be used in connection with the Haripur Project, such Net Cash Proceeds shall be used to fund obligations of the Company or any of its Subsidiaries under the Merita Facility Agreement or the Haripur L/C.

         1.8 Balaji Reserve. Section 2.25(g) of the Credit Agreement is hereby amended by deleting the first reference to "$30,000,000" in the first sentence thereof and substituting "$31,000,000" therefor.

         1.9 Disbursement Account and Reserve Account. Section 2.25 of the Credit Agreement is hereby amended by adding a new paragraph 2.25(i) at the end thereof to read in its entirety as follows:

          "(i) Investment of Disbursement and Reserve Account. At the request of the Company, any or all amounts from time to time deposited in or credited to the Disbursement Account and any or all amounts in excess of $102,000,000 from time to time deposited in or credited to the Reserve Account may be invested by the Agent in the Goldman Sachs Fund, provided that such investment shall remain subject to the provisions of this Agreement. Except as specifically set forth in paragraph 2.25(f), the Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from investment in the Goldman Sachs Fund (or any other investment of any amounts deposited in or credited to the Disbursement Account or the Reserve Account), including, without limitation, any liability for any losses or diminution in the value of any amounts invested in, or for any amounts earned on the amounts invested in, the Goldman Sachs Fund. The funds retained in the Disbursement Account and in the Reserve Account will earn interest at the rates payable under the BNY Cash Reserve Account pursuant to the Money Fund Direct Agreement between the Agent and the Company. The funds invested in the Goldman Sachs Fund will earn interest at the rates payable by the Goldman Sachs Fund (Institutional Share Class).

         1.10 Liquidity Loans. Section 2.26 of the Credit Agreement is hereby amended by adding a new paragraph 2.26(d) at the end thereof to read in its entirety as follows:

          (d) The Company and each Lender agree that, notwithstanding any other provision of this Agreement, during the period from the Amendment No. 5 Effective Date to and including the date on which all of the Lenders, each in its sole discretion, agree to reinstate the ability of the Company to borrow Liquidity Loans under the Liquidity Subfacility, the Company shall not be entitled to request, and the Lenders shall not be obligated to make, any Liquidity Loans.

         1.11 Shareholders' Equity. Section 7.11 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

               7.11 Shareholder's Equity.

               Maintain at all times for each period set forth below its Shareholders' Equity in an amount not less than the amount set forth opposite such period:

                Period                           Minimum Shareholders' Equity
                ------                           ----------------------------

    Effective Date to and including                          $440,000,000
    December 31, 1999

    January 1, 2000 to and including                         $400,000,000
    March 31, 2000

    April 1, 2000 to and including                           $375,000,000
    June 30, 2000

    July 1, 2000 to and including                            $375,000,000
    October 2, 2000

    October 3, 2000 and thereafter                           $440,000,000

         1.12 Certain Amendments. Section 7.12 of the Credit Agreement is hereby
(i) renumbered Section 7.12(a) and (ii) amended by adding a new paragraph 7.12(b) at the end thereof to read in its entirety as follows:

               (b) Use its best efforts to replace the $95,000,000 Deutsche Bank Palladium Letter of Credit and to extend the maturity date or expiry date of any other Indebtedness or other Credit Facility Indebtedness which matures or expires, as the case may be, prior to September 30, 2000 (including, without limitation, the Indebtedness and Credit Facility Indebtedness set forth on Schedule C to Amendment No. 5) to a date that is not earlier than September 30, 2000.

         1.13 Leverage Ratio. Section 8.5 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

               8.5 Leverage Ratio.

               Permit at any time during each period set forth below its ratio of (i) the sum of (a) Consolidated Indebtedness plus (b) Consolidated Contingent Obligations to (ii) the sum of (x) Consolidated Indebtedness plus (y) Consolidated Contingent Obligations plus (z) the Company's Shareholders' Equity to be greater than the ratio set forth opposite such period:

                  Period                             Leverage Ratio
                  ------                             --------------

    Effective Date to and including                      0.650:1.0
    March 31, 2000

    April 1, 2000 to and including                       0.675:1.0
    June 30, 2000

    July 1, 2000 to and including                        0.675:1.0
    October 2, 2000

    October 3, 2000 and thereafter                       0.625:1.0

         1.14 Fixed Charge Coverage Ratio. Section 8.9 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

               8.9 Fixed Charge Coverage Ratio.

               Permit the Fixed Charge Coverage Ratio to be less than:

               (i) 1.25 to 1.00 for the four fiscal quarters (taken as a whole) ending on December 31, 1999,

               (ii) 1.10 to 1.00 for the four fiscal quarters (taken as a whole) ending on March 31, 2000,

               (iii) 0.70 to 1.00 for the four fiscal quarters (taken as a whole) ending on June 30, 2000, and

               (iv) 1.00 to 1.00 for the four fiscal quarters (taken as a whole) ending on December 31, 2000, and for each four fiscal quarters (taken as a whole) ending on the last day of each March, June, September and December thereafter.

         1.15 Permitted Dispositions. Schedule B-1 to Amendment No. 3 is hereby amended by deleting the reference therein to the "Aviation" Property (and Minimum Net Cash Proceeds related thereto) and substituting the following therefor:

            Asset                             Minimum Net Cash Proceeds
            -----                             -------------------------

     Aviation - Ground                               $115,000,000
     Aviation - Fueling                              $ 40,000,000
     Aviation - FBOs                                 $ 27,000,000

2.       CONDITIONS TO EFFECTIVENESS OF AMENDMENT.

         2.1 The effectiveness of the amendments set forth in this Amendment No. 5 is subject to the prior or simultaneous fulfillment of the following conditions:

         (a) The Agent shall have received this Amendment No. 5 executed by (i) a duly authorized officer or officers of the Company and (ii) each of the Lenders;

         (b) The Agent shall have received such other documents as it shall have reasonably requested consistent with the terms hereof;

         (c) The representations and warranties set forth in Section 3 hereof shall be true and correct on and as of the Amendment No. 5 Effective Date;

         (d) Holders of Indebtedness under each Covenant Credit Facility (including without limitation, the Covenant Credit Facilities set forth on Schedule B hereto) shall have executed, to the extent required by each such Covenant Credit Facility, waivers or amendments to such credit facilities satisfactory to the Agent and the Required Lenders containing amendments to the covenants and related definitions in such credit facilities identical to those set forth in this Amendment No. 5;

         (e) The Agent shall have received a non-refundable amendment fee, for the pro-rata benefit of the Lenders, equal to $125,000;

         (f) The Agent shall have received payment of all of its out-of-pocket expenses, including the reasonable fees and expenses of its counsel Emmet, Marvin & Martin, LLP incurred in connection with this Amendment No. 5;

         (g) The Agent shall have received the Projections;

         2.2 The date on which the conditions set forth in Section 2.1 are satisfied is the "Amendment No. 5 Effective Date".

     3.   ACKNOWLEDGMENTS, REPRESENTATIONS AND WARRANTIES AND AGREEMENTS.

         3.1 The Company hereby (a) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents and all of its obligations thereunder, and (b) represents and warrants to the Agent and each Lender:

               (i) As of the date hereof, there exists no Default or Event of Default.

               (ii) The Company has full corporate power and authority to enter into, execute, deliver and carry out the terms of this Amendment No. 5, which has been duly authorized by all proper and necessary corporate action, and is not in violation of its Restated Certificate of Incorporation or By-Laws.

               (iii) No consent, authorization or approval of, filing with, notice to, or exemption by, stockholders, any Governmental Body or any other Person (except for those which have been obtained, made or given) is required to authorize, or is required in connection with the execution, delivery and performance of this Amendment No. 5, the Credit Agreement as amended hereby or any Loan Document, or is required as a condition to the validity or enforceability of this Amendment No. 5, the Credit Agreement as amended hereby or any Loan Document. No provision of any applicable statute, law (including without limitation, any applicable usury or similar law), rule or regulation of any Governmental Body will prevent the execution, delivery or performance of, or affect the validity of, this Amendment No. 5, the Credit Agreement as amended hereby or any Loan Document.

               (iv) This Amendment No. 5 constitutes the valid and legally binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting enforcement of creditors' rights generally or by general principles of equity.

               (v) The execution, delivery, carrying out of the terms of this Amendment No. 5, the Credit Agreement as amended hereby and the Loan Documents will not constitute a default under, conflict with, require any consent under (other than consents which have been obtained), or result in the creation or imposition of, or obligation to create, any Lien upon the Property or assets of the Company of any of its Subsidiaries pursuant to the terms of any mortgage, indenture (including, without limitation, the 1992 Senior Note Indenture), contract, agreement, judgment, decree or order.

         3.2 All references to "this Agreement" in the Credit Agreement and to "the Credit Agreement" in the other Loan Documents shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 5.

         3.3 Except as specifically set forth herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms.

         3.4 The Company acknowledges that in the event that there is a restructuring of the Credit Facility Indebtedness and the Indebtedness of the Company under the Credit Agreement and the Covenant Credit Facilities, it is anticipated that the Liquidity Subfacility shall be amended and restated as a tranche or portion of a new revolving credit facility and the obligations of the Company in respect of the Liquidity Subfacility shall not be treated as funded or unfunded obligations for purposes of allocating payments, commitments and obligations in any "pooled" credit facility established in connection with such restructuring.

     4. DISBURSEMENT AND RESERVE ACCOUNTS

         4.1 Each of the Company and each Lender hereby consents to the transfer by the Agent of the sum of $67,750,000 from the Reserve Account to the Disbursement Account (the "Amendment No. 5 Transfer"), (i) of which $1,000,000 shall be added to the Balaji Reserve, (ii) of which $9,500,000 shall be available for the payment of Restructuring Costs (in addition to the $15,000,000 allocated to the payment of Restructuring Costs pursuant to Amendment No. 4 and through the Amendment No. 4 Effective Date) and (iii) all of which may be released from the Disbursement Account in accordance with Section 2.25 of the Credit Agreement.

         4.2 The Company represents, warrants and agrees that, as of the Amendment No. 5 Effective Date and after giving effect to the Amendment No. 5 Transfer, (i) the amount available for disbursement from the Disbursement Account is $67,750,000 (after giving effect to the Balaji Reserve and the Haripur Reserve); (ii) the amount on deposit in the Reserve Account is $109,798,000; and (iii) no additional funds shall be deposited in the Disbursement Account and no funds shall be transferred from the Reserve Account to the Disbursement Account (and the Company is not entitled to have any additional funds deposited in the Disbursement Account or have any funds transferred from the Reserve Account to the Disbursement Account), subject to
(i) adjustment in accordance with the definition of "Restructuring Costs" set forth in Amendment No. 3 or (ii) the prior written consent of the Required Lenders and the requisite creditors under the Credit Facility Indebtedness.

     5. MISCELLANEOUS.

         5.1 This Amendment No. 5 may be executed by facsimile and in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment No. 5 to produce or account for more than one counterpart signed by the party to be charged.

         5.2 This Amendment No. 5 is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

         5.3 The Company acknowledges and agrees that if and to the extent it maintains any defenses to its obligations under the Credit Agreement and the other Loan Documents arising through and including the date hereof, such defenses are hereby waived and released as a specific condition to the agreements of the Agent and the Lenders set forth herein, which waiver and release are unconditional and without limitation.

         5.4 The Lenders waive for the purpose, and only for the purpose, of permitting the Company to obtain disbursements from the Disbursement Account, any Default or Event of Default arising from the failure of the Company to pay the Pacific Energy Note due on August 1, 2000, provided that, and only so long as, Pacific Energy does not take any action (by legal proceeding or otherwise) to enforce, to compel or to obtain payment of such Note.

     The parties hereto have caused this Amendment No. 5 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                                    OGDEN CORPORATION


                                                    By:
                                                       ------------------
                                                    Title:
                                                          ---------------

                  AMENDMENT NO. 5 - REVOLVING CREDIT AGREEMENT





                                                    THE BANK OF NEW YORK,
                                                    Individually and as Agent

                                                    By:
                                                       ------------------
                                                    Title:
                                                          ---------------

                                                    BANK OF AMERICA, N.A.

                                                    By:
                                                       ------------------
                                                    Title:
                                                          ---------------


                                                    THE CHASE MANHATTAN
                                                    BANK



                                                    DEUTSCHE BANK AG
                                                    New York and/or Cayman
                                                    Islands Branches


                                                    By:
                                                       ------------------
                                                    Title:
                                                          ---------------


                                                    By:
                                                       ------------------
                                                    Title:
                                                          ---------------

                  AMENDMENT NO. 5 - REVOLVING CREDIT AGREEMENT




                                                    UBS AG
                                                    Stamford Branch

                                                    By:
                                                       ------------------
                                                    Title:
                                                          ---------------

                                                    By:
                                                       ------------------
                                                    Title:
                                                          ---------------

                                                    WESTDEUTSCHE LANDESBANK
                                                    GIROZENTRALE

                                                    By:
                                                       ------------------
                                                    Title:
                                                          ---------------

                                                    By:
                                                       ------------------
                                                    Title:
                                                          ---------------


                                                    THE BANK OF NOVA SCOTIA

                                                    By:
                                                       ------------------
                                                    Title:
                                                          ---------------

                  AMENDMENT NO. 5 - REVOLVING CREDIT AGREEMENT



                                                    CREDIT LYONNAIS NEW YORK
                                                    BRANCH


                                                    By:
                                                       ------------------
                                                    Title:
                                                          ---------------

                                                    By:
                                                       ------------------
                                                    Title:
                                                          ---------------


                                                    FLEET NATIONAL BANK


                                                    By:
                                                       ------------------
                                                    Title:
                                                          ---------------


                                                    FIRST UNION NATIONAL BANK

                                                    By:
                                                       ------------------
                                                    Title:
                                                          ---------------

                                   SCHEDULE A
                     TO AMENDMENT NO. 5 TO CREDIT AGREEMENT


                                   Projections

                                   SCHEDULE B
                     TO AMENDMENT NO. 5 TO CREDIT AGREEMENT


     1. Bank of America - Iguazu - $25,000,000 promissory note maturing on July 31, 2000

                                   SCHEDULE C
                     TO AMENDMENT NO. 5 TO CREDIT AGREEMENT


     1. Dai-Ichi Kangyo Bank - workers compensation - $15,000,000 and $7,500,000 letters of credit expiring on August 31, 2000

     2. Crestar Bank - Fairfax - $900,000 letter of credit expiring on September 1, 2000

     3. Deutsche Bank - Palladium $95,000,000 letter of credit expiring on October 1, 2000.

     4. Huntington - workers compensation - $7,500,000 letter of credit expiring on August 31, 2000.

     5. Chase - Greenway - $1,275,000 letter of credit expiring on September 12, 2000.

                                   SCHEDULE D
                     TO AMENDMENT NO. 5 TO CREDIT AGREEMENT